UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 19, 2016

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 19, 2016, ChromaDex, Inc. (“ChromaDex”), a wholly owned subsidiary of ChromaDex Corp. (the “Issuer”) entered into an Amendment to Supply Agreement (the “Amendment”) with Elysium Health, Inc. (“Elysium”).  The Amendment modifies a Supply Agreement (the “First Supply Agreement”) dated February 3, 2014 by and between ChromaDex and Elysium’s predecessor Elysium Health LLC, as well as a Supply Agreement (the “Second Supply Agreement”) dated June 26, 2014 by and between ChromaDex and Elysium.

The First Supply Agreement relates to ChromaDex’s supply of NIAGEN ® (“NIAGEN”) to Elysium. The second supply agreement relates to ChromaDex’s supply of pTeroPure® to Elysium.  The First Supply Agreement and the Second Supply Agreement are collectively referred to as the “Supply Agreements”.

The Amendment provides that Elysium Health will comply with certain minimum purchase requirements for pTeroPure® and Niagen® in each of 2016, 2017, and 2018, with minimum purchase requirements for 2019 and thereafter to be negotiated in good faith.  ChromaDex agreed not to sell or provide to third parties products containing both pTeroPure® and Niagen® and use its best efforts to enforce similar restrictions on its customers and distributors.

Other than the changes set forth in the Amendment, all other provisions of the Supply Agreements shall remain in full force and effect. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete Amendment and complete Supply Agreements, which shall be attached as exhibits to the Issuer’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2016 and, when filed, such agreements shall be incorporated by reference herein. The Registrant will seek confidential treatment for certain terms of the Amendment and Supply Agreements at the time of filing such Quarterly Report.

Any statements that are not historical facts contained in this Form 8-K are "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (“PSLRA”) which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Forward-looking statements, include certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors described from time to time in our periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. We assume no obligation to update any forward-looking statement. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2016

CHROMADEX CORP.

By: /s/ Frank L. Jaksch Jr Name: Frank L. Jaksch Jr. Title: Chief Executive Officer